Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of GLOBAL DIVERSIFIED MARKETING GROUP, INC. (the “Company”) on Form 10-K for the year ended December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned President and Chief Financial Officer of the Company hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002 that based on his knowledge:

1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

/s/ Paul Adler
Paul Adler
President and Chief Financial Officer

Dated: February 18, 2021